                   FOURTH AMENDED AND RESTATED LOAN AGREEMENT

                                 by and between

                           NORCAL WASTE SYSTEMS, INC.

                                       and

                           NORCAL WASTE SYSTEMS, INC.

                     EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST

                         Effective as of October 1, 1995

                                TABLE OF CONTENTS


                                                                                                               Page
                                                                                                               ----

ARTICLE 1             Promissory Notes....................................................................       3
                      1.1  Prior Promissory Notes.........................................................       3
                      1.2  Cancellation of Prior Notes....................................................       4
                      1.3  Issuance of New Notes..........................................................       4

ARTICLE 2             Interest............................................................................       5

ARTICLE 3             Repayment...........................................................................       5
                      3.1  Repayments.....................................................................       5
                      3.2  Prepayment.....................................................................       6
                      3.3  Not Payable on Demand..........................................................       6
                      3.4  Limitation on Repayments.......................................................       6

ARTICLE 4             Manner of Repayment.................................................................       7


ARTICLE 5             Representations and Warranties of the ESOP..........................................       7
                      5.1  Authorizations.................................................................       8
                      5.2  Compliance with Obligations and Laws...........................................       8
                      5.3  ERISA and the ESOP.............................................................       9


ARTICLE 6             Representations and Warranties of the
                      Company.............................................................................       9
                      6.1  Corporate Authority............................................................       9
                      6.2  Compliance with Laws and Obligations...........................................      10
                      6.3  No Present Intent to Sell......................................................      10
                      6.4  IRS Determination Letter.......................................................      10

ARTICLE 7             Covenant of the ESOP................................................................      11


ARTICLE 8             Amendments. Consents. Waivers and
                      Modifications.......................................................................      11

ARTICLE 9             No Waiver...........................................................................      11

ARTICLE 10            Loss, Theft, Destruction or Mutilation of
                      Notes...............................................................................      12

ARTICLE 11            Survival of Covenants, Etc.; Successors and
                      Assigns.............................................................................      12

ARTICLE 12            Communications......................................................................      13

                                                                                                               Page
                                                                                                               ----

ARTICLE 13            Miscellaneous.......................................................................      14
                      13.1  Entire Agreement..............................................................      14
                      13.2  Governing Law.................................................................      14
                      13.3  Headings......................................................................      14
                      13.4  Counterparts..................................................................      14
                      13.5  Severability..................................................................      15

Exhibit I             -  Form of Note I
Exhibit II            -  Form of Note II
Exhibit III           -  Form of Note III

                                 LOAN AGREEMENT

                  THIS FOURTH AMENDED AND RESTATED LOAN AGREEMENT, entered into this 21st day of November, 1995, to be effective as of October 1, 1995, by and between NORCAL WASTE SYSTEMS, INC., a California corporation (the "Company"), and the NORCAL WASTE SYSTEMS, INC. EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST (the "ESOP").

                              W I T N E S S E T H:

                  WHEREAS, the ESOP was created for the purpose of investing primarily in common stock of the Company ("Company Stock") and is intended to qualify as an employee stock ownership plan within the meaning of Section 4975(e)(7) of the Internal Revenue Code of 1986, as amended (the "Code");

                  WHEREAS, pursuant to the Third Amended and Restated Loan Agreement, dated as of September 30, 1992, the ESOP is indebted to the Company in the remaining principal amount of $40,948,387;

                  WHEREAS, pursuant to the Loan Agreement dated as of February 7, 1990, by and between Norcal Solid Waste Systems,
Inc. and Excel Environmental, Inc. Employee Stock Ownership
Plan, as amended by Amendment Nos. 1 and 2 thereto ("Excel
ESOP Loan

Agreement"), the ESOP is indebted to the Company in the remaining principal amount of $6,801,838;

                  WHEREAS, in connection with the Company's Refinancing Plan, as described in the Offering Memorandum for 12 1/2% Senior Notes due 2005, dated November 15, 1995, the Company is refinancing all of its existing indebtedness and the ESOP is retiring all the subordinated notes ($36,560,004 face amount) ("ESOP Notes") which the ESOP issued in connection with its initial acquisition of Company Stock in 1986;

                  WHEREAS, in connection with the Company's Refinancing Plan, the Company is lending the ESOP the additional sum of $34,112,004 ("Refinance Loan"), which the ESOP is using to retire the ESOP Notes;

                  WHEREAS, the bank loans to which the existing indebtedness of the ESOP to the Company (under the Third Amended and Restated Loan Agreement and the Excel ESOP Loan Agreement) previously corresponded are being refinanced by the Company as part of the Refinancing Plan;

                  WHEREAS, the Company has indicated that it is willing to make annual contributions to the ESOP in amounts sufficient to enable the ESOP to repay its indebtedness over a thirteen-year period;

                  WHEREAS, the Administrative Committee of the ESOP (the "Committee") has been advised by its financial adviser regarding the effects of the refinancing of the ESOP's indebtedness on the future values of Company Stock, and the Committee has determined that said refinancing in accordance with the terms of this Loan Agreement is primarily for the benefit of participants under the ESOP; and

                  WHEREAS, the Company and the ESOP desire to amend and restate the Third Amended and Restated Loan Agreement in its entirety and to amend and restate the Excel ESOP Loan Agreement in its entirety, it being the intent that the loans outstanding under said loan agreements shall not be deemed to be repaid or terminated upon the effectiveness of this Loan Agreement but shall be deemed to continue to remain outstanding (except as otherwise provided herein);

                  NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE 1

                                Promissory Notes

                  1.1 Prior Promissory Notes. As of October 1, 1995, the following are the promissory notes and remaining principal balances outstanding thereunder pursuant to the Third Amended and Restated Loan Agreement and the Excel ESOP Loan Agreement:

             Note                        Remaining Principal
             ----                        -------------------
             C-2 Note                           $ 8,150,000
             E Note                             $32,798,387
             F Note                             $ 6,801,838
                                                -----------
                          TOTAL                 $47,750,225

         1.2 Cancellation of Prior Notes. The promissory notes identified in
Section 1.1 shall be cancelled by the Company as of October 1, 1995.

         1.3 Issuance of New Notes. The following new promissory notes (the "Notes") shall be issued by the ESOP to the Company, dated as of October 1, 1995, to represent the total new principal balance of $81,862,229 payable hereunder (which includes the $34,112,004 Refinance Loan):

         Note I - Representing the principal balance previously outstanding under the C-2 Note, plus the $34,112,004 Refinance Loan, for a total principal amount of $42,262,004.

         Note II - Representing the $32,798,387 principal balance previously outstanding under the E Note.

         Note III - Representing the $6,801,838 principal balance previously outstanding under the F Note (issued pursuant to the Excel ESOP Loan Agreement).

                                    ARTICLE 2

                                    Interest

                  Interest (including interest on overdue payments) shall accrue from and after October 1, 1995, on the unpaid principal amount of the Notes at the rate of seven percent (7.0%) per annum. The ESOP shall make payments to the Company of accrued interest on each of the Notes as of September 30th of each year, as described in Section 3.1. Interest shall be calculated on the basis of a 365-day year and actual days elapsed.

                                    ARTICLE 3

                                    Repayment

                  3.1 Repayments. It is intended that the ESOP will pay principal and interest to the Company in thirteen equal, annual installments, each in the amount of $9,794,885, as of September 30th of each year, commencing on September 30, 1996, and ending on September 30, 2008, on which date the total amount of principal and interest payable hereunder shall be due. Such payments shall first pay interest accrued on each of the Notes and shall then amortize principal first on Note I until fully repaid, and then on Note II until fully repaid, and then on Note III, until fully repaid.

                  3.2 Prepayment. The ESOP shall prepay principal outstanding under any Note to the extent that the Company makes contributions to the ESOP for the purpose of enabling the ESOP to make such prepayments. Any such prepayment shall be applied to the last scheduled principal payments on the Note which is being prepaid, but shall not reduce the amount of any regularly scheduled payment specified in Section 3.1. Prepayments may be made without payment of premium or penalty.

                  3.3 Not Payable on Demand. The principal amounts outstanding under the Notes are not subject to acceleration, and the Company may not accelerate repayment of the principal amounts outstanding under the Notes for any reason whatsoever, including, without limitation, the breach or default of the ESOP hereunder or under the Notes. Under no circumstances will the outstanding balance of any of the Notes be payable on demand.

                  3.4 Limitation on Repayments. Notwithstanding anything to the contrary contained herein or in the Notes, payments of principal and interest on the Notes shall not exceed the sum of all Company contributions (excluding any contributions of Norcal Stock) that are made to enable the ESOP to meet its obligations under this Loan Agreement, together with any cash dividends on Common Stock and earnings on such Company contributions, less payments made in prior years. Neither the Company nor any other Person shall have any right to any assets of the ESOP other than (a) contributions that are made to the ESOP to meet its obligations hereunder and under the Notes, (b) earnings attributable to the investment of such contributions, and (c) cash dividends on Company Stock. In no event shall the Company or any other Person have recourse against the ESOP except as provided herein. For the purposes of this Section 3.4, all references to "Company" shall mean the "Company and its subsidiaries and the Company's successors from time to time."

                                    ARTICLE 4

                               Manner of Repayment

                  Payments of principal and interest shall be made by the ESOP in cash; provided, however, that the Company may make contributions to the ESOP in the form of cancellation of indebtedness constituting payment on the Notes. All payments shall be made without any deduction whatsoever, including, without limitation, deduction for any setoff, recoupment or counterclaim.

                                    ARTICLE 5

                   Representations and Warranties of the ESOP

                  The ESOP, as of the date hereof, represents and warrants as follows:

                  5.1 Authorizations. The ESOP is an employee stock ownership plan established by the Company, which, through actions of the Committee, has all requisite power and authority to execute, deliver and perform its obligations under this Loan Agreement and the Notes. This Loan Agreement and the Notes have been duly authorized by all necessary action on the part of the Committee; this Loan Agreement has been duly executed and delivered by the ESOP and constitutes, and the Notes when duly executed and delivered for value by the ESOP will constitute, a legal, valid and binding obligation of the ESOP, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization and other similar laws affecting creditors' rights generally and subject, as to enforceability, to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law).

                  5.2 Compliance with Obligations and Laws. Neither the execution and delivery by the ESOP of this Loan Agreement or the Notes, nor compliance by the ESOP with its obligations hereunder or thereunder,

                  (i) will conflict with, or result in a breach or violation of, or constitute a default under, any provision of the ESOP or any law, rule, regulation, order, injunction or decree of any court, administrative authority or arbitrator applicable to the ESOP;

                  (ii) will result in the creation or imposition of any lien upon any of the properties or assets of the ESOP; or

                  (iii) will require any prior action, consent or approval of, or filing with, any government or governmental authority or regulatory or administrative body except those reporting and disclosure requirements specified under ERISA or the Code.

                  5.3 ERISA and the ESOP. It is intended that each loan subject to this Loan Agreement shall continue to constitute an "exempt loan" within the meaning of Treasury Regulations Section 54.4975-7(b).

                                    ARTICLE 6

                  Representations and Warranties of the Company

                  The Company, as of the date hereof, represents and warrants as follows:

                  6.1 Corporate Authority. The Company has all requisite power and authority to execute, deliver and perform its obligations under this Loan Agreement. The Company has taken all corporate action to authorize this Loan Agreement and the lending of the amounts described in this Loan Agreement. This Loan Agreement has been duly executed and delivered by the Company and is a legal, valid and binding obligation of the Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization and other similar laws affecting creditors' rights generally and subject, as to enforceability, to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law).

                  6.2 Compliance with Laws and Obligations. Neither the execution of this Loan Agreement nor the fulfillment of any of the Company's obligations under this Loan Agreement will conflict with, or result in a breach or violation of, or constitute a default under any law, rule, regulation, order, injunction, or any other obligation, loan, contract or agreement of the Company.

                  6.3 No Present Intent to Sell. The Company is extending credit and entering into this Loan Agreement for its own account with no present intention of distributing or reselling the Notes or any interest therein.

                  6.4 IRS Determination Letter. The Company has received a favorable determination letter from the Internal Revenue Service dated January 12, 1988, that the ESOP is a qualified employee stock ownership plan under Sections 401(a) and 4975(e)(7) of the Code.

                                    ARTICLE 7

                              Covenant of the ESOP

                  The ESOP covenants and agrees that so long as the Notes shall be outstanding, the ESOP will punctually pay or cause to be paid the principal of, and interest on, the Notes when and as the same shall become due, but only to the extent that the ESOP receives payments from the Company as described in
Section 3.4.

                                    ARTICLE 8

                 Amendments, Consents, Waivers and Modifications

                  No amendment or waiver of any provision of this Loan Agreement shall be effective unless set forth in an instrument in writing signed by both parties to this Loan Agreement.

                                    ARTICLE 9

                                    No Waiver

                  No course of dealing between the Company and the ESOP in exercising any rights or obligations hereunder or under the Notes shall be construed as a waiver of any rights of the Company or of the ESOP.

                                   ARTICLE 10

                 Loss, Theft, Destruction or Mutilation of Notes

                  Upon receipt by the ESOP of evidence satisfactory to the ESOP of the loss, theft, destruction or mutilation of any of the Notes, and (except in the case of mutilation) of indemnity or security satisfactory to the ESOP (except that if the holder of such Note is the Company or another institution of recognized responsibility, the holder's own agreement of indemnity may be deemed satisfactory by the ESOP in its sole discretion), and upon surrender and cancellation of such Note, if mutilated, the ESOP, at the Company's expense, will execute and deliver a new Note of like tenor, in lieu of such Note. Any note executed and delivered in accordance with the provisions of this Article 10 shall be dated as of the date to which interest has been paid on the indebtedness to be evidenced by such note, or if no interest has yet been so paid, then dated the date of the Note in lieu of which it is to be issued.

                                   ARTICLE 11

         Survival of Covenants, Etc.; Successors and Assigns

                  So long as the Notes shall be outstanding, all covenants, agreements, representations and warranties made by the Company and the ESOP in this Loan Agreement and in any certifi-cate or other document delivered pursuant hereto shall survive the execution and delivery of the original Notes to the Company and payment therefor and shall inure to the benefit of the Company or the ESOP, as the case may be, and shall be binding upon any successors and assigns of the ESOP or the Company, as the case may be.

                                   ARTICLE 12

                                 Communications

                  All notices and other communications which are required or may be given hereunder shall be in writing, shall be effective upon receipt, and shall be deemed to have been duly given if delivered personally or sent by cable, telegram, telex or facsimile or by registered or certified mail, postage prepaid, sent to the following address:

If to the Company:                  Norcal Waste Systems, Inc.
                                    5 Thomas Mellon Circle, Suite 304
                                    San Francisco, California 94134

                                    Attention: Michael J. Sangiacomo,
                                               President

If to the ESOP:                     Administrative Committee of the Norcal
                                      Waste Systems, Inc. Employee Stock
                                      Ownership Plan and Trust
                                    5 Thomas Mellon Circle, Suite 304
                                    San Francisco, California 94134

                                    Attention:  Mark R. Lomele
                                                Chair

Such address may be changed from time to time by notice to the ESOP, in the case of the Company, and by notice to the Company, in the case of the ESOP.

                                   ARTICLE 13

                                  Miscellaneous

                  13.1 Entire Agreement. This Loan Agreement and the Notes constitute the entire agreement between the parties hereto with respect to the subject matter hereof.

                  13.2 Governing Law. This Loan Agreement and Notes shall be governed by, and interpreted in accordance with, the substantive laws of the State of California except as preempted by ERISA.

                  13.3 Headings. The table of contents and headings of the articles and sections of this Loan Agreement are inserted for convenience only and shall not be deemed to constitute a part hereof.

                  13.4 Counterparts. This Loan Agreement may be executed in one or more counterparts each of which shall be deemed to constitute an original and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other party.

                  13.5 Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision hereunder.

                  IN WITNESS WHEREOF, the parties have executed this Fourth Amended and Restated Loan Agreement as of the 21st day of November, 1995.



                                       NORCAL WASTE SYSTEMS, INC.,
                                       a California corporation


                                       By  /s/ Michael J. Sangiacomo
                                         ---------------------------------------


                                       Its President & C.E.O.
                                          --------------------------------------


                                       NORCAL WASTE SYSTEMS, INC.
                                       EMPLOYEE STOCK OWNERSHIP PLAN
                                       AND TRUST

                                       By the Administrative Committee of
                                       the Norcal Waste Systems, Inc.
                                       Employee Stock Ownership Plan



                                       By  /s/ Mark R. Lomele
                                         ---------------------------------------
                                                Its Chair

                                PROMISSORY NOTE I


$42,262,004                                           October 1, 1995
                                                      San Francisco, California


                  FOR VALUE RECEIVED, THE NORCAL WASTE SYSTEMS, INC. EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST (the "ESOP") hereby promises to pay to NORCAL WASTE SYSTEMS, INC., a California corporation (the "Company"), or order, at the principal office of the Company at Five Thomas Mellon Circle, Suite 304, San Francisco, California 94134, the principal sum of forty-two million two hundred sixty-two thousand four dollars ($42,262,004), in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Loan Agreement, and to pay interest on the unpaid principal at the rate of seven percent (7.0%) per annum, at such office, in like money and funds, for the period commencing on the date of this Note until this Note shall be paid in full, on the dates provided in the Loan Agreement.

                  This Note is the Note I referred to in the Fourth Amended and Restated Loan Agreement (as modified and supplemented and in effect from time to time, the "Loan Agreement"), effective as of October 1, 1995, between the Company and the ESOP. Capitalized terms used in this Note have the respective meanings assigned to them in the Loan Agreement.

                  This Note amends and restates the promissory note designated as the C-2 Note of the ESOP to the Company dated September 30, 1992, as amended and restated pursuant to the Third Amended and Restated Loan Agreement dated as of September 30, 1992, between the Company and the ESOP, and also includes the additional principal amount of the Refinance Loan under the Loan Agreement.

                  This Note shall be governed by and construed in accordance with the law of the State of California.



                                           NORCAL WASTE SYSTEMS, INC.
                                           EMPLOYEE STOCK OWNERSHIP PLAN
                                           AND TRUST

                                           By the Administrative Committee
                                           of the Norcal Waste Systems, Inc.
                                           Employee Stock Ownership Plan



                                           By  /s/ Mark R. Lomele
                                             -----------------------------------
                                                   Its Chair

                               PROMISSORY NOTE II


$32,798,387                                           October 1, 1995
                                                      San Francisco, California


                  FOR VALUE RECEIVED, THE NORCAL WASTE SYSTEMS, INC. EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST (the "ESOP") hereby promises to pay to NORCAL WASTE SYSTEMS, INC., a California corporation (the "Company"), or order, at the principal office of the Company at Five Thomas Mellon Circle, Suite 304, San Francisco, California 94134, the principal sum of thirty-two million seven hundred ninety-eight thousand three hundred eighty-seven dollars ($32,798,387), in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Loan Agreement, and to pay interest on the unpaid principal at the rate of seven percent (7.0%) per annum, at such office, in like money and funds, for the period commencing on the date of this Note until this Note shall be paid in full, on the dates provided in the Loan Agreement.

                  This Note is the Note II referred to in the Fourth Amended and Restated Loan Agreement (as modified and supplemented and in effect from time to time, the "Loan Agreement") effective as of October 1, 1995, between the Company and the ESOP. Capitalized terms used in this Note have the respective meanings assigned to them in the Loan Agreement.

                  This Note amends and restates the promissory note designated as the E Note of the ESOP to the Company dated September 30, 1992, as amended and restated pursuant to the Third Amended and Restated Loan Agreement dated as of September 30, 1992, between the Company and the ESOP.

                  This Note shall be governed by and construed in accordance with the law of the State of California.

                                           NORCAL WASTE SYSTEMS, INC.
                                           EMPLOYEE STOCK OWNERSHIP PLAN
                                           AND TRUST

                                           By the Administrative Committee
                                           of the Norcal Waste Systems, Inc.
                                           Employee Stock Ownership Plan



                                           By  /s/ Mark R. Lomele
                                             -----------------------------------
                                                    Its Chair

                               PROMISSORY NOTE III


$6,801,838                                             October 1, 1995
                                                       San Francisco, California


                  FOR VALUE RECEIVED, THE NORCAL WASTE SYSTEMS, INC. EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST (the "ESOP") hereby promises to pay to NORCAL WASTE SYSTEMS, INC., a California corporation (the "Company"), or order, at the principal office of the Company at Five Thomas Mellon Circle, Suite 304, San Francisco, California 94134, the principal sum of six million eight hundred one thousand eight hundred thirty-eight dollars ($6,801,838), in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Loan Agreement, and to pay interest on the unpaid principal at the rate of seven percent (7.0%) per annum, at such office, in like money and funds, for the period commencing on the date of this Note until this Note shall be paid in full, on the dates provided in the Loan Agreement.

                  This Note is the Note III referred to in the Fourth Amended and Restated Loan Agreement (as modified and supplemented and in effect from time to time, the "Loan Agreement") effective as of October 1, 1995, between the Company and the ESOP. Capitalized terms used in this Note have the respective meanings assigned to them in the Loan Agreement.

                  This Note amends and restates the promissory note (known as the F Note) of the ESOP to the Company dated February 7, 1990, issued pursuant to the Loan Agreement dated as of February 7, 1990, between the Company and the Excel Environmental, Inc. Employee Stock Ownership Plan (which Plan subsequently merged into the ESOP).

                  This Note shall be governed by and construed in accordance with the law of the State of California.

                                           NORCAL WASTE SYSTEMS, INC.
                                           EMPLOYEE STOCK OWNERSHIP PLAN
                                           AND TRUST

                                           By the Administrative Committee
                                           of the Norcal Waste Systems,
                                           Inc. Employee Stock Ownership
                                           Plan



                                           By  /s/ Mark R. Lomele
                                             -----------------------------------
                                                   Its Chair


                                      - 2 -